Exhibit (h)(xx) under Form N-1A
                                           Exhibit 10 under Item 601/ Reg. S-K
                                  EXHIBIT A
                       to Shareholder Services Plan of
                     the MTB Group of Funds (the "Fund")
                            dated August 22, 2003

---------------------------------------------------------------------------
                Fund Name                            Share Class
---------------------------------------------------------------------------
---------------------------------------------------------------------------

---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Balanced Fund                               Class A, Class B and
                                               Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Equity Income Fund                          Class A, Class B and
                                               Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Equity Index Fund                           Class A, Class B and
                                               Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Income Fund                                 Class A, Class B and
                                               Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Intermediate-Term Bond Fund                 Class A, Class B and
                                               Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB International Equity Fund                   Class A, Class B and
                                               Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Large Cap Growth Fund                       Class A, Class B and
                                               Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Large Cap Stock Fund                        Class A, Class B and
                                               Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Large Cap Value Fund                        Class A, Class B and
                                               Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Managed Allocation Fund - Aggressive     Class A Shares and Class B
Growth                                                 Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Managed Allocation Fund -                Class A Shares and Class B
Conservative Growth                                    Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Managed Allocation Fund - Moderate       Class A Shares and Class B
Growth                                                 Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Maryland Municipal Bond Fund                Class A, Class B and
                                               Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Mid Cap Growth Fund                         Class A, Class B and
                                               Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Mid Cap Stock Fund                          Class A, Class B and
                                               Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Money Market Fund                        Class A, Class B, Class S,
                                                  Institutional and
                                               Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Multi Cap Growth Fund                       Class A, Class B and
                                               Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB New York Municipal Bond Fund                Class A, Class B and
                                               Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB New York Tax-Free Money Market Fund      Class A and Institutional I
                                                      Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Pennsylvania Municipal Bond Fund            Class A, Class B and
                                               Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Pennsylvania Tax-Free Money Market       Class A and Institutional I
Fund                                                   Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Prime Money Market Fund                     Institutional Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Short Duration Government Bond Fund         Class A, Class B and
                                               Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Short-Term Corporate Bond Fund              Class A, Class B and
                                               Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Small Cap Growth Fund                   Class A, Class B, Class C and
                                               Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Small Cap Stock Fund                        Class A, Class B and
                                               Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Tax-Free Money Market Fund               Class A and Institutional I
                                                         Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB U.S. Government Bond Fund                   Class A, Class B and
                                               Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB U.S. Government Money Market Fund        Class A and Institutional I
                                                        Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB U.S. Treasury Money Market Fund             Class A, Class S and
                                               Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Virginia Municipal Bond Fund                   Class A Shares
---------------------------------------------------------------------------


                                    MTB GROUP OF FUNDS

                                    By:  /s/ Judith J. Mackin
                                       ---------------------------
                                    Name:  Judith J. Mackin
                                    Title:   Vice President
Dated:  January 11, 2006